                                                                    Exhibit 21.1

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of Tarragon Realty Investors, Inc., and the state or other jurisdiction of organization or incorporation (indention means direct parent relationship):

                                                                                Jurisdiction of
                                                                                Organization or
Name of Entity                                                                  Incorporation
--------------                                                                  ------------------
18607 Ventura Associates, Ltd. (59%)                                            California
Acadian Place Apartments, L.L.C. (99%)                                          Louisiana
Acadian Place Holdings, L.L.C.                                                  Louisiana
         Acadian Place Apartments, L.L.C. (1%)                                  Louisiana
Antelope Pines Estates, L.P. (1%)                                               California
Aspentree National Associates (99%)                                             Texas
         Larchmont Associates, L.P. (99%)                                       Maryland
Carlyle Tower National Associates, L.P. (99%)                                   Michigan
Collegewood Property, Inc.                                                      Florida
Consolidated Capital Properties, II (99.5%)                                     Texas
         Bryan Hill Associates, Ltd. (99%)                                      Georgia
         English Village Partners (90%)                                         California
Consolidated Century Centre Associates (99%)                                    California
Cornell National, L.L.C.                                                        California
Danforth National Apartments, Ltd. (79%)                                        Florida
Emerson Center Company (50%)                                                    Georgia
Forest Oaks National, Inc.                                                      Texas
         Lamplighter Associates (99%)                                           Georgia
Fountainhead Apartments National, Ltd. (99%)                                    Florida
Fountainhead, Inc. (50%)                                                        Florida
         Fountainhead Apartments National, Ltd. (1%)                            Florida
French Villa Apartments, L.L.C.                                                 Oklahoma
         French Villa National Associates (99%)                                 Oklahoma
Heather Limited Partnership (99%)                                               Maryland
Heron Cove, Inc.                                                                Florida
         National Omni Associates, L.P. (45.5%)                                 Delaware
         Palm Grove Gardens, Ltd. (90%)                                         Florida
         Silver Creek Apartments, Ltd. (90%)                                    Florida
Kirklevington Apartments I, LLC                                                 Kentucky
Lake Lotta Apartments, LLC (50%)                                                Florida
Lake Point National, Inc.                                                       Tennessee
         Tarragon Lake Point, L.P. (1%)                                         Tennessee
Marina Park National Partners (90%)                                             Florida
Martin's Landing Associates, Ltd. (99%)                                         Georgia
Midway Mills Partners, L.P. (99%)                                               Texas
Morningside National, Inc.                                                      Florida

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT


                                                                                Jurisdiction of
                                                                                Organization or
Name of Entity                                                                  Incorporation
--------------                                                                  ------------------
Mountain View National, Inc.                                                    Nevada
         Danforth National Apartments, Ltd. (1%)                                Florida
         Mountain View National, L.P. (1%)                                      Nevada
         Orange National Partners, Ltd. (1%)                                    Florida
         RI Panama City, Ltd. (1%)                                              Florida
         RI Windsor, Ltd. (1%)                                                  Florida
         Tarragon Savannah, L.P. (1%)                                           Georgia
         Tarragon Savannah Limited Partnership II                               Georgia
Mountain View National, L.P. (99%)                                              Nevada
Mustang National, Inc.                                                          Texas
         Mustang Creek National, L.P. (1%)                                      Texas
National Income Realty Investors, Inc.                                          Nevada
         Bayfront National Associates, L.P. (1%)                                Texas
         Bryan Hill Associates, Ltd. (1%)                                       Georgia
         Carlyle Tower National Associates, L.P. (1%)                           Michigan
         Consolidated Capital Properties II (.5%)                               Texas
         Consolidated Century Centre Associates, L.P. (1%)                      California
         Emerson Center Company (50%)                                           Georgia
         Heather Limited Partnership (1%)                                       Maryland
         Houston Highway South, L.P. (1%)                                       Texas
         JS Acquisition Corp.                                                   Nevada
         Lamplighter Associates, Ltd.        (1%)                               Georgia
         Marina Park National Partners (10%)                                    Florida
         Martin's Landing Associates, Ltd. (1%)                                 Georgia
         Midway Mills Partners, L.P. (1%)                                       Texas
         Observatory Partners, L.P. (.1%)                                       Texas
         PB Acquisition Corp.                                                   Nevada
                  Ansonia Apartments, L.P. (70%)                                Delaware
                           Autumn Ridge Partners                                Connecticut
                           Lakeview Apartments, Ltd.                            Connecticut
                           Meriden East Partners                                Connecticut
         Rancho Sorrento Leasing Corp.                                          Nevada
                  Meadow Brook Apartments, LLC                                  Louisiana
         Regency Green National Corp.                                           Nevada
                  Houston Highway South, L.P. (99%)                             Texas
                  Regent Circle, L.L.C. (1%)                                    Florida
         Summit on the Lake Associates, Ltd. (1%)                               Texas
         Tarragon Lake Point, L.P. (99%)                                        Tennessee
         Vistas at Lake Worth, L.P. (1%)                                        Texas
         Westdale National Associates, L.P. (1%)                                Texas
         Woodbrier National, L.P. (1%)                                          Oklahoma
         Woodcreek National Associates, L.P. (1%)                               Colorado

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT


                                                                                Jurisdiction of
                                                                                Organization or
Name of Entity                                                                  Incorporation
--------------                                                                  ------------------
National Omni Associates, L.P. (24.5%)                                          Florida
Newport Plantation, L.C. (90%)                                                  Florida
Orange National Partners, Ltd. (49%)                                            Florida
Orlando Central Park Tarragon, L.L.C.                                           Florida
Plaza Hills National, Inc.                                                      Missouri
Regent Circle, L.L.C. (99%)                                                     Florida
RI Panama City, Ltd. (49%)                                                      Florida
RI Windsor, Ltd. (49%)                                                          Florida
Southern Elms National Associates, L.P. (99%)                                   Oklahoma
Stewart Square National, Inc.                                                   Nevada
Summit on the Lake Associates, Ltd. (99%)                                       Texas
Tarragon Briarwest, Inc.                                                        Texas
         Tarragon Briarwest Partners (1%)                                       Texas
Tarragon Briarwest Partners (99%)                                               Texas
Tarragon Development Corporation                                                Nevada
Tarragon Development LLC (66%)                                                  Delaware
Tarragon Diamond Loch, Inc.                                                     Texas
Tarragon Huntsville Apartments, L.L.C. (50%)                                    Alabama
Tarragon Limited, Inc.                                                          Nevada
         Bayfront National Associates, L.P. (99%)                               Texas
         Mustang Creek National, L.P. (99%)                                     Texas
         Observatory Partners, L.P. (99.9%)                                     Texas
         Parkdale Gardens National Corp.                                        Texas
         Tarragon 820, L.P. (99.9%)                                             Texas
         Tarragon Brooks, L.P. (99.9%)                                          Texas
         Tarragon Time Square I, L.P. (99.9%)                                   Texas
         Tarragon University I, L.P. (99.9%)                                    Texas
         Vinland Aspentree, Inc.                                                Texas
         Vinland Riverside Partners, L.P. (99%)                                 Texas
         Vintage at Legacy Lakes II, L.P. (99.9%)                               Texas
Tarragon Mariner Plaza, Inc.                                                    Florida
Tarragon Merritt 8, Inc.                                                        Connecticut
         Member of Meritt 8 Acquisitions, LLC (80%)                             Connecticut
Tarragon O'Hare Office Park, Inc.                                               Illinois
Tarragon Management, Inc.                                                       Texas
Tarragon Savannah, L.P. (49%)                                                   Georgia
Tarragon Savannah Limited Partnership II (49%)                                  Georgia
Tarragon Stoneybrook Apartments, L.L.C. (50%)                                   Florida
Tarragon Time Square, Inc.                                                      Texas
         Tarragon Time Square I, L.P.       (.1%)                               Texas
Tarragon Turtle, Inc.                                                           Texas
         Tarragon 820, L.P. (.1%)                                               Texas
Tarragon University, Inc.                                                       Texas
         Tarragon University I, L.P. (.1%)                                      Texas

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                                Jurisdiction of
                                                                                Organization or
Name of Entity                                                                  Incorporation
--------------                                                                  ------------------
Texas National Construction, Inc.                                               Texas
TRI Antelope, Inc.                                                              Nevada
         Antelope Pines Estates, L.P. (48%)                                     California
TRI Woodcreek, Inc.                                                             Nevada
         Woodcreek Garden Apartments, L.P. (48%)                                California
TTP Investors, Inc.                                                             California
         18607 Ventura Associates, Ltd. (1%)                                    California
Vinland Holly House, Inc.                                                       Florida
Vinland Oakbrook, Inc.                                                          Texas
         Tarragon Brooks, L.P. (.1%)                                            Texas
Vinland Park 20, Inc.                                                           Florida
Vinland Property Investors, Inc.                                                Nevada
         Aspentree National Associates, L.P. (1%)                               Texas
         French Villa National Associates, L.P. (1%)                            Oklahoma
         Southern Elms National Associates, L.P. (1%)                           Oklahoma
         Vinland Aspentree, Inc.                                                Texas
         Vinland Riverside Partners, L.P. (1%)                                  Texas
Vintage at Legacy Lakes National, L.P. (99%)                                    Texas
Vintage National, Inc.                                                          Texas
         Vintage at Legacy Lakes National, L.P. (1%)                            Texas
         Vintage at Legacy Lakes II, L.P. (.1%)                                 Texas
Vistas at Lake Worth, L.P. (99%)                                                Texas
Westdale National Associates, L.P. (99%)                                        Texas
Woodbrier National, L.P. (99%)                                                  Oklahoma
Woodcreek Garden Apartments, L.P. (1%)                                          California
Woodcreek National Associates, L.P. (99%)                                       Colorado